Exhibit 10.2
CHANGE ORDER
FERC CONDITION 78

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00063 DATE OF CHANGE ORDER: May 6, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to increase the design spill rate on the Third Berth system from 12,000 m3/hr to 13,000 m3/hr to accommodate both loading and cooldown flow rates to satisfy FERC Condition 78. This change requires Swale Modification in two (2) locations and a new SIL 2 Interlock Impoundment as further described below.

1.1. Swale Modification:

At Location 1, the system does not provide sufficient cross section to pass the flow resulting in a backup of the water surface upstream of the channel. The channel is identified as 5’-8” wide but only has a usable width of 5’-0” due to the provided 4” lightweight concrete liner (DB-03R03-00011). Removal of the lightweight concrete liner from the sides of the trench will provide sufficient cross-sectional area to reduce the water surface sufficiently to pass the peak flow rate. Removal of the lining from the bottom of the trench will lower the flowline level and provide additional available flow capacity in this section of the system. Owner has confirmed that removal of lightweight concrete line is acceptable.

At Location 2, there is insufficient cross section in the existing LNG system to convey the peak flow resulting in minor overtopping. The section depth at this location is approximately 3’ with a calculated normal flow depth of 3.03’ (1/3” above top of drain). To achieve sufficient flow depth in the existing LNG system, the tie-in point needs to move approximately 200’ downstream to Location 3 to provide approximately 3” of freeboard, which is in line with minimum freeboard provided in new Third Berth LNG trench. Re-alignment of the Third Berth spill conveyance channel will require removal of approximately 195' of clean stormwater drain.

Refer to Exhibit C of this Change Order for plot plan reflecting these modifications.

1.2. New SIL 2 Interlock Impoundment:

To avoid a pool fire scenario in the LNG trenches and associated impact to adjacent structures, a new SIL 2 interlock will be added to limit the spill volume to the capacity of the Jetty Impoundment Basin only, and eliminate back-up into the LNG trenches. This interlock will detect cold temperatures in the LNG trench and at the entrance to the Jetty Impoundment basin associated with the Third Berth, and will isolate the Third Berth as primary action, and trip the in-tank LNG pumps as secondary action.

Refer to Exhibit D of this Change Order for conceptual LNG spill collection system.
Reference DECN 26012-100-M6N-DK-24015 for further information.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$21,155,105
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62)	$(1,857,667)
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$455,838,333
10. The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$627,450
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$456,465,783

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,493,886,011
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$627,450
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,494,513,461

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): Yes

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	Bechtel Energy, Inc.
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
May 9, 2022	May 6, 2022
Date of Signing	Date of Signing

CHANGE ORDER
FERC IMPACT TO PIPE INSTALLATION

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00064 DATE OF CHANGE ORDER: June 14, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), the Parties agree this Change Order includes Contractor’s costs associated with the mitigated delayed FERC permit approval for aboveground pipe, originally planned for 3 January 2022 and received on 8 April 2022. The delayed approval from FERC resulted in Contractor re-sequencing the Work to maintain key craft professionals and work additional overtime hours to progress the limited activities on a phased release from Owner in order to meet pipe testing skyline and maintain the Ready for Reduced Ship Loading (“RFRSL”) date.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$21,155,105
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-63)	$(1,230,217)
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$456,465,783
10. The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$455,268
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$456,921,051

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,494,513,461
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$455,268
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,494,968,729

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Sr. Project Manager, PVP
Title	Title
June 24, 2022	June 15, 2022
Date of Signing	Date of Signing

CHANGE ORDER
SPILL CONTAINMENT SIL 2 INTERLOCK

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00065 DATE OF CHANGE ORDER: June 15, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), and in addition to the previously executed Change Order No. CO-00059, dated 11 January 2022 and the services provided therein, the Parties agree this Change Order includes Contractor’s costs to implement additional changes to the Spill Containment SIL 2 Interlock for the Third Berth Project as shown in Parts A and B below.

•    Part A: The material take-off (MTO) approved in the previous Change Order No. CO-00059 requires modification based on field walkdown. Existing spares were utilized for Tanks 1, 2 and 3; however, a new junction box and home run cable were added near the substation for Tanks 4 and 5. The purpose of this revision is to capture this additional hardware and associated labor and is inclusive of an additional junction box with stand, instrumentation cable, fittings and terminations. Part A has no impact to Contractor’s engineering hours previously executed in Change Order No. CO-00059.

•    Part B: Owner has requested the addition of new junction boxes and associated home run cable for Tanks 1, 2, 3, 4 and 5 to increase spare capacity in the system. As a result, these MTOs are new and are inclusive of five (5) junction boxes with stands, instrumentation cable, fittings and terminations. Part B has no impact to Contractor’s engineering hours previously executed in Change Order No. CO-00059.

•    For the avoidance of doubt, Parts A and B are considered independent. This Change Oder assumes that the new flow interlock under Part A will not be re-wired to the new junction boxes under Part B.

2.Mitigation of any exceedance(s) (including re-running of transient at different conditions, and stress analysis to confirm exceedance(s) are acceptable to mitigate any potential exceedances) are specifically excluded from this Change Order and shall be part of a separate Change Order in accordance with Section 6.1 of the Agreement, if requested by Owner.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$21,155,105
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-64)	$(774,949)
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$456,921,051
10. The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$619,069
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$457,540,120

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,494,968,729
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$619,069
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,495,587,798

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager, PVP
Title	Title
June 24, 2022	June 15, 2022
Date of Signing	Date of Signing

CHANGE ORDER
MARINE DREDGING AND MANAGEMENT OVERSIGHT PROVISIONAL SUMS CLOSURE

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00066 DATE OF CHANGE ORDER: June 16, 2022

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to the instructions in Section 2.4 and Section 2.5 Marine Dredging Provisional Sum and Dredging Management and Oversight Support Provisional Sum respectively of Attachment EE, Schedule EE-4 of the Agreement, this Change Order amends the Marine Dredging Provisional Sum and Dredging Management and Oversight Support Provisional Sum amounts based on the actual and final costs incurred by Contractor.

2.Section 2.4 - Marine Dredging Provisional Sum

a.The original Marine Dredging Provisional Sum in Section 2.4 of Attachment EE, Schedule EE-4 of the Agreement was Fifty-One Million, Seven Thousand U.S. Dollars (U.S. $51,007,000).

b.The amended Marine Dredging Provisional Sum, pursuant to Change Order CO-00020, dated 4 May 2020, was Fifty-Nine Million, Seven Thousand U.S. Dollars (U.S. $59,007,000).

c.The Marine Dredging Provisional Sum in Section 2.4 of Attachment EE, Schedule EE-4 of the Agreement is hereby increased by Seven Million, Five Hundred Thirty-Seven Thousand, Five Hundred Ninety-One U.S. Dollars (U.S. $7,537,591); and therefore, the final Marine Dredging Provisional Sum as amended by this Change Order shall be Sixty-Six Million, Five Hundred Forty-Four Thousand, Five Hundred Ninety-One U.S. Dollars (U.S. $66,544,591).

3.Section 2.5 - Dredging Management and Oversight Support Provisional Sum

a.The original Dredging Management and Oversight Support Provisional Sum in Section 2.5 of Attachment EE, Schedule EE-4 of the Agreement was Seven Hundred Thousand U.S. Dollars (U.S. $700,000).

b.The Dredging Management and Oversight Support Provisional Sum in Section 2.5 of Attachment EE, Schedule EE-4 of the Agreement is hereby decreased by Three Hundred Forty-Nine Thousand, Eight Hundred Fifty-Nine U.S. Dollars (U.S. $349,859); and therefore, the final Dredging Management and Oversight Support Provisional Sum as amended by this Change Order shall be Three Hundred Fifty Thousand, One Hundred Forty-One U.S. Dollars (U.S. $350,141).

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$21,155,105
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-65)	$(155,880)
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$457,540,120
10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11. The Provisional Sum Applicable to Subproject 6(b) will be increased by this Change Order	$7,187,450
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$464,727,570

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,495,587,798
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$7,187,450
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,502,775,248

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane Mitchell
Name	Name
SVP E&C	Sr. Project Manager, PVP
Title	Title
June 24, 2022	June 16, 2022
Date of Signing	Date of Signing